JUNE 21, 2004
                           SUPPLEMENT TO PROSPECTUS
                             DATED AUGUST 1, 2003
                                      OF

                             ALL CAP GROWTH FUND

                           THE BJURMAN, BARRY FUNDS

      The shareholders of The Bjurman, Barry All Cap Growth Fund (the "Fund") have approved the following change to the investment objective of the Fund as summarized below.

OLD OBJECTIVE                       NEW OBJECTIVE
-------------                       -------------

Invests 80% of total assets in      Invests 80% of assets in companies with
companies with market               market capitalization between $1
capitalization over $300 million    billion and $10 billion ("Mid Cap
("all cap companies")               companies")

      Effective immediately, the Fund's name has been changed to The Bjurman, Barry Mid Cap Growth Fund.